MEDIA RELEASE

Exhibit 99.1

Rocket Lab Launch Update

Mahia, New Zealand. Sept. 19, 2023 – Rocket Lab USA, Inc. (Nasdaq: RKLB) (“Rocket Lab” or “the Company”), today experienced an issue during the launch of the Company’s 41st mission. Following lift-off from Launch Complex 1, the rocket successfully completed a first stage burn and stage separation as planned, before an issue was experienced at around T+ 2 minutes and 30 seconds into flight, resulting in the end of the mission.

We are deeply sorry to our partners Capella Space for the loss of the mission.

We are working closely with the FAA and supporting agencies as the investigation into the root cause commences. The Electron rocket has previously delivered 171 satellites to orbit across 37 successful orbital missions. We will identify the issue swiftly and implement corrective actions and return to the pad shortly.

Our next mission, currently scheduled before the end of the third quarter, will be postponed while we implement corrective actions. We anticipate providing revised third quarter revenue guidance in the coming days.

rocketlabusa.com | media@rocketlabusa.com

MEDIA RELEASE

+ Forward Looking Statements

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release, including statements regarding our expectations of financial results for the third quarter of 2023, strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. Words such as, but not limited to, “anticipate,” “aim,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “suggest,” “strategy,” “target,” “will,” “would,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this release, including risks related to delays and disruptions in expansion efforts; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased congestion from the proliferation of low Earth orbit constellations which could materially increase the risk of potential collision with space debris or another spacecraft and limit or impair our launch flexibility and/or access to our own orbital slots; increased competition in our industry due in part to rapid technological development and decreasing costs; technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; general economic uncertainty and turbulence which could impact our customers’ ability to pay what we are owed; failure of our launch vehicles, spacecraft and components to operate as intended either due to our error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions, product delays or failures; design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; any inability to effectively integrate recently acquired assets; changes in governmental regulations including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications; or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights; risks that acquisitions may not be completed on the anticipated time frame or at all or do not achieve the anticipated benefits and results; and the other risks detailed from time to time in Rocket Lab’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Rocket Lab’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 7, 2023, and elsewhere. There can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated. Except as required by law, Rocket Lab is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

+ Rocket Lab Media Contact

Morgan Bailey

media@rocketlabusa.com

rocketlabusa.com | media@rocketlabusa.com